Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-140179) of Prolink Holdings Corp. of our report dated April 14, 2006.
HEIN & ASSOCIATES LLP
Denver, Colorado
April 17, 2007